UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 16, 2012 (October 26, 2012)

                               QUANTUM MATERIALS CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-146533	20-8195578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12326 Scott Drive Kingston, OK	73439
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  214-701-8779

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 26, 2012, Chris Benjamin, who is currently serving as Chief Financial Officer of Quantum Materials Corp., became a director of the Company. Mr. Benjamin’s biographical information is contained in the Company’s Form 10-K for its fiscal year ended June 30, 2012. As disclosed in the Company’s Form 10-K, the Company pays Mr. Benjamin a monthly fee of $5,000 for serving as Chief Financial Officer. Currently, no other compensation has been agreed to for him serving as a director.

New employment contracts of other executive officers.

In October 2012, the Company entered into new employment agreements with the Company’s Chief Executive Office, Chief Technology Officer and Vice President of Research and Development. Each of the new employment agreements become effective on January 1, 2013 and have a term of five years. In the case of Mr. Squires, he will receive an annual salary of $225,000 and a signing bonus of 5,000,000 shares of restricted Common Stock on or before January 15, 2013. Mr. Squires will also be granted an option to purchase an additional 5,000,000 shares exercisable at $.03 per share and the options being fully vested and exercisable through January 20, 2025. In the event of termination of his services as a director, he is entitled to receive payment of $225,000 in one lump sum no later than 30 days after termination of his services as a director. Mr. Squires would also be eligible to receive a one year extension of the expiration date of his option. Messrs. Glass, Chief Technology Officer, and Doderer, Vice President of Research, have  employment agreements with terms similar to those of Mr. Squires, except as follows: (i) Messrs. Glass and Doderer each receive an annual salary of $150,000 and potential termination pay from their services as a director, also in the amount of $150,000; and (ii) Messrs. Glass and Doderer will receive signing bonuses on or before January 15, 2013 of 3,000,000 shares and 5,000,000 shares, respectively, and 3,000,000 warrants and 5,000,000 warrants, respectively.

Item 8.01	Other Events

On October 26, 2012, the Board of Directors approved a resolution to increase the number of shares of Common Stock from 200,000,000 shares of Common Stock to 300,000,000 shares, subject to stockholder approval.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

10.1	New Employment Agreement - Stephen Squires (Filed herewith)
10.2	New Employment Agreement – David Doderer (Filed herewith)
10.3	New Employment Agreement – Dr. Robert Glass (Filed herewith)

SIGNATURES

QUANTUM MATERIALS CORP.
(Registrant)

Dated: November 16, 2012	By:	/s/ Stephen Squires
Stephen Squires, Chief Executive Officer

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